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                                                                                             Exhibit 99.01
                                       Oklahoma Gas and Electric Company
                                              Balance Sheets
                                                December 31
                                                                            Unaudited         As Restated
                                                                               1996               1995
                                                                          -------------      --------------
                                                                              (dollars in thousands)
ASSETS
PROPERTY, PLANT AND EQUIPMENT:
  In service....................................................          $   3,574,241      $    3,523,708
  Construction work in progress.................................                 26,807              24,446
                                                                          -------------      --------------
       Total property, plant and equipment......................              3,601,048           3,548,154
           Less accumulated depreciation........................              1,560,546           1,483,899
                                                                          -------------      --------------
       Net property, plant and equipment........................              2,040,502           2,064,255
                                                                          -------------      --------------
OTHER PROPERTY AND INVESTMENTS, at cost.........................                 21,869              21,858
                                                                          -------------      --------------
PROPERTY, EQUIPMENT AND OTHER LONG-TERM
  ASSETS OF ENOGEX..............................................                      -             295,447
                                                                          -------------      --------------
CURRENT ASSETS:
  Cash and cash equivalents.....................................                    200                 397
  Accounts receivable - customers, less reserve of
    $3,520 and $3,847 respectively..............................                 96,067              88,509
  Accrued unbilled revenues.....................................                 34,900              43,550
  Accounts receivable - other...................................                 44,699               8,283
  Fuel inventories, at LIFO cost................................                 60,463              59,277
  Materials and supplies, at average cost.......................                 20,387              18,856
  Prepayments and other.........................................                  3,094               3,479
  Accumulated deferred tax assets...............................                  8,994              10,042
  Current assets of Enogex......................................                      -              36,816
                                                                          -------------      --------------
      Total current assets......................................                268,804             269,209
                                                                          -------------      --------------
DEFERRED CHARGES:
  Advance payments for gas......................................                  9,500               6,500
  Income taxes recoverable - future rates.......................                 44,368              41,934
  Other.........................................................                 36,198              55,668
                                                                          -------------      --------------
      Total deferred charges....................................                 90,066             104,102
                                                                          -------------      --------------
TOTAL ASSETS....................................................          $   2,421,241      $    2,754,871
                                                                          =============      ==============

CAPITALIZATION AND LIABILITIES
CAPITALIZATION:
  Common stock and retained earnings............................          $     841,035      $      937,535
  Cumulative preferred stock....................................                 49,379              49,939
  Long-term debt................................................                709,281             723,862
  Long-term debt of Enogex......................................                      -             120,000
                                                                          -------------      --------------
      Total capitalization......................................              1,599,695           1,831,336
                                                                          -------------      --------------
CURRENT LIABILITIES:
  Short-term debt...............................................                 41,400              67,600
  Accounts payable..............................................                 63,596              55,275
  Dividends payable.............................................                 27,421              27,427
  Customers' deposits...........................................                 23,257              21,920
  Accrued taxes.................................................                 25,037              26,556
  Accrued interest..............................................                 16,386              15,967
  Long-term debt due within one year............................                 15,000                   -
  Other.........................................................                 35,739              32,953
  Current liabilities of Enogex.................................                      -              24,458
                                                                          -------------      --------------
      Total current liabilities.................................                247,836             272,156
                                                                          -------------      --------------
DEFERRED CREDITS AND OTHER LIABILITIES:
  Accrued pension and benefit obligation........................                 57,137              63,983
  Accumulated deferred income taxes.............................                429,766             427,178
  Accumulated deferred investment tax credits...................                 78,028              83,178
  Other.........................................................                  8,779              12,120
  Deferred credits and other liabilities of Enogex..............                      -              64,920
                                                                          -------------      --------------
      Total deferred credits and other liabilities..............                573,710             651,379
                                                                          -------------      --------------
TOTAL CAPITALIZATION AND LIABILITIES............................          $   2,421,241      $    2,754,871
                                                                          =============      ==============
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                                                                                           Exhibit 99.01
                                     Oklahoma Gas and Electric Company
                                           Statements of Income
                                          Year ended December 31

                                                           Unaudited                As Restated
                                                                       ------------------------------------

                                                             1996             1995                 1994
                                                    ----------------   -----------------   ----------------
                                                             (thousands except per share data)
OPERATING REVENUES:...........................      $     1,200,337    $    1,168,287      $     1,196,898

OPERATING EXPENSES:
     Fuel ....................................              323,412           304,775              308,139
     Purchased power..........................              222,070           216,598              228,701
     Other operation..........................              196,008           194,234              176,668
     Maintenance..............................               57,168            55,639               65,182
     Restructuring............................                    -                 -               21,035
     Depreciation and amortization............              112,233           110,719              107,239
     Current income taxes.....................               73,171            72,800               47,841
     Deferred income taxes, net...............                2,156            (2,335)              25,312
     Deferred investment tax credits, net.....               (5,150)           (5,150)              (5,150)
     Taxes other than income..................               41,920            39,990               41,107
                                                    ----------------   ---------------     ----------------
       Total operating expenses...............            1,022,988           987,270            1,016,074
                                                    ----------------   ---------------     ----------------
OPERATING INCOME..............................              177,349           181,017              180,824
                                                    ----------------   ---------------     ----------------
OTHER INCOME AND DEDUCTIONS:
     Interest income..........................                3,187             6,556                5,204
     Other....................................               (4,101)           (4,284)              (4,883)
                                                    ----------------   ---------------     ----------------
       Net other income and deductions........                 (914)            2,272                  321
                                                    ----------------   ---------------     ----------------

INTEREST CHARGES:
     Interest on long-term debt...............               54,141            63,970               61,226
     Allowance for borrowed funds used
       during construction....................                 (709)           (1,224)              (1,073)
     Other....................................                6,134             7,999                7,197
                                                    ----------------   ---------------     ----------------
       Total interest charges, net............               59,566            70,745               67,350
                                                    ----------------   ---------------     ----------------
INCOME FROM CONTINUING OPERATIONS.............              116,869           112,544              113,795
INCOME FROM OPERATIONS OF  ENOGEX
   DISTRIBUTED TO OGE ENERGY CORP. (less
   applicable taxes of $8,050, $3,502,
   $4,068 respectively).......................               16,463            12,712                9,990
                                                    ----------------   ---------------     ----------------
NET INCOME                                                  133,332           125,256              123,785
PREFERRED DIVIDEND REQUIREMENTS...............                2,302             2,316                2,317
EARNINGS AVAILABLE FOR COMMON.................      $       131,030    $      122,940      $       121,468
                                                    ================   ===============     ================

AVERAGE COMMON SHARES OUTSTANDING.............               40,367            40,356               40,344

EARNINGS PER AVERAGE COMMON SHARE.............
   Income from continuing operations..........      $          2.84    $         2.73      $          2.76
   Income from Enogex operations..............                 0.41              0.32                 0.25
                                                    ----------------   ---------------     ----------------
   Earnings per average common share..........      $          3.25    $         3.05      $          3.01
                                                    ================   ===============     ================

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